MRC Global

3Q 2023 Earnings Presentation

November 7, 2023



Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated November 7, 2023.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

Quarter Results - 3Q 2023

- Revenue of $888M, up 2% sequentially driven by increased project and turnaround activity in the DIET sector
- Maintained strong gross margins with Adjusted Gross Profit percentage of 21.3%, and the company's 6th consecutive quarter above 21%
- Adjusted EBITDA margin of 7.9%, up 70-bps sequentially, and the company's 6th consecutive quarter above 7%
- Generated operating cash flow during the quarter of $102 million
- Solid liquidity position of $748 million
- Net debt leverage at 0.9x, the lowest in the company's public company history

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated November 7, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Third Quarter 2023 Results – Key Metrics

Revenue Generation

Revenue $888M
- 2% above 2Q23
- 2% below 3Q22

E-commerce
- 65.1% of U.S. orders digital - 440 bps increase over 3Q22
- 52.4% of total orders digital - 280 bps increase over 3Q22

Debt Management

Long-term debt $303M

Net debt $251M

Leverage ratio 0.9x

Cost Control

SG&A 14.2% of revenue

Adjusted SG&A 13.9% of revenue

Working Capital Efficiency

Net working capital to sales ratio 16.6%

Profitability

Net income attributable to common stockholders $29M

Adjusted EBITDA $70M or 7.9% of revenue

Cash Generation & Liquidity

Cash generated from operations $102M

Liquidity $748M

Gross Margin

Gross profit percentage 20.6%

Adjusted gross profit percentage 21.3%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Third Quarter 2023 Results – Sequential Changes

SEGMENT: Revenue Highlights 3Q23 vs. 2Q23

U.S.: Increased **2%, or $18 million,** driven by the DIET sector, which increased $31 million, or 17%, due to increased turnarounds and project activity. The U.S. Gas Utilities sector decreased $10 million, or 3%, primarily due to decreases in capex spending for modernization and replacement activity due to destocking as well as the timing of projects. PTI decreased $3 million, or 1%, primarily due to the timing of customer projects.

Canada: Canada sales were **flat** compared to the prior quarter.

International: Decreased **1%, or $1 million,** due to a decrease in sales in the PTI sector, where reduced activity in Australia was partially offset by increased activity in the UK and the Middle East.

SECTOR: Revenue Highlights 3Q23 vs. 2Q23

Gas Utilities: Decreased **3%, or $9 million,** driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Increased **14%, or $34 million,** driven by the U.S. segment.

Production & Transmission Infrastructure: Decreased **3%, or $8 million**, led by the Canada segment followed by the U.S. and International segments.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$904
$871
$888
$2,494
$2,644
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

GROSS PROFIT & % MARGIN


$165
$175
$183
$452
$537
18.3%
20.1%
20.6%
18.1%
20.3%
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

NET INCOME & % MARGIN


$24
$24
$35
$54
$93
2.7%
2.8%
3.9%
2.2%
3.5%
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

DILUTED EPS


$0.21
$0.21
$0.33
$0.42
$0.88
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

Quarterly Financial Performance - Adjusted *($ millions, except per share data)*

ADJUSTED GROSS PROFIT & % MARGIN[1]


$198
$187
$189
$531
$564
21.9%
21.5%
21.3%
21.3%
21.3%
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

ADJUSTED EBITDA & % MARGIN[1]


$82
$63
$70
$195
$202
9.1%
7.2%
7.9%
7.8%
7.6%
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

ADJUSTED DILUTED EPS[1]


$0.42
$0.25
$0.32
$0.87
$0.90
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Rapidly Rising Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital
- Significant progress in 2022, with continued improvement in 2023


Return on Invested Capital, net of LIFO
4.9%
11.0%
11.1%
2021
2022
TTM 3Q 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$341
$371
$303
3Q22
2Q23
3Q23

Net Leverage[1]:		
1.3x	1.2x	0.9x

CAPITAL STRUCTURE

September 30, 2023	
Cash and Cash Equivalents	**$52**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 293
Global ABL Facility due 2026	10
Total Debt	$ 303
Preferred stock	355
Common stockholders' equity	463
Total Capitalization	**$ 1,121**
Liquidity	**$ 748**

CASH FLOW FROM OPERATIONS


$33
$20
$102
$(30)
$92
3Q22
2Q23
3Q23
YTD 2022
YTD 2023

WORKING CAPITAL TO SALES RATIO[2]


16.6%
18.3%
16.6%
3Q22
2Q23
3Q23

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Annual Financial Outlook

2023 Guidance – 3Q23 Update	
Revenue	**Profitability & Cash Flow Drivers**
• 2023 annual – increase by low single-digit percentage vs. 2022	• Adjusted Gross Profit % – full year average of 21%
	• Adjusted EBITDA % – low 7% range
By sector	
• Gas Utilities – decrease by mid-single digit percentage vs. 2022	• SG&A – mid 14% range
• DIET – increase by upper single-digit percentage vs. 2022	• Tax rate – 28% - 29% annual
• PTI – increase by upper single-digit percentage vs. 2022	
By segment	**Cash Flow**
• U.S. – increase by low single-digit percentage vs. 2022	• Capital expenditures – $13 - 16M
• Canada – decrease by upper single-digit percentage vs. 2022	• Cash flow from operations – ~$110M
• International – increase by mid teens percentage vs. 2022	
Sequential	
• 4Q23 – seasonal decline of 5-10% vs. 3Q23	

Note: See our Current Report on Form 8-K dated November 7, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition and LNG projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefiting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2023		June 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$888		$ 871		$ 904		$2,644		$2,494	
Gross profit	$183	20.6%	$ 175	20.1%	$ 165	18.3%	$537	20.3%	$ 452	18.1%
Depreciation and amortization	5		5		5		15		14	
Amortization of intangibles	5		5		4		15		15	
(Decrease) increase in LIFO reserve	(4)		2		24		(3)		50	
Adjusted Gross Profit	$189	21.3%	$ 187	21.5%	$ 198	21.9%	$564	21.3%	$ 531	21.3%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 7, 2023.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	September 30, 2023		June 30, 2023		September 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$888		$ 871		$ 904	
SG&A	$126	14.2%	$ 130	14.9%	$ 120	13.3 %
Non-recurring IT related professional fees	-		(1)		-	
Customer settlement	(3)		-		-	
Adjusted SG&A	$123	13.9%	$ 129	14.8%	$ 120	13.3%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated November 7, 2023.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2023		June 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$888		$ 871		$ 904		$2,644		$ 2,494	
Net income	$35	3.9%	$ 24	2.8%	$ 24	2.7%	$93	3.5%	$ 54	2.2%
Income tax expense	14		10		10		37		23	
Interest expense	9		10		6		26		17	
Depreciation and amortization	5		5		5		15		14	
Amortization of intangibles	5		5		4		15		15	
Non-recurring IT related professional fees	-		1		-		1		-	
(Decrease) Increase in LIFO reserve	(4)		2		24		(3)		50	
Equity-based compensation expense	3		4		3		10		9	
Customer settlement	3		-		-		3		-	
Asset disposal	-		1		-		1		-	
Foreign currency losses	-		1		6		4		13	
Adjusted EBITDA	$70	7.9%	$ 63	7.2%	$ 82	9.1%	$ 202	7.6%	$ 195	7.8%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 7, 2023.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2023		June 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022	
($ millions)	Amount	Per Share (1)	Amount	Per Share	Amount	Per Share	Amount	Per Share (1)	Amount	Per Share
Net income attributable to common stockholders	**$29**	**$ 0.33**	**$ 18**	**$ 0.21**	**$ 18**	**$ 0.21**	**$75**	**$ 0.88**	**$ 36**	**$ 0.42**
(Decrease) Increase in LIFO reserve, net of tax	(3)	(0.03)	2	0.02	18	0.21	(2)	(0.02)	38	0.45
Asset disposal, net of tax	-	-	1	0.01	-	-	1	0.01	-	-
Non-recurring IT related professional fees, net of tax	-	-	1	0.01	-	-	1	0.01	-	-
Customer settlement, net of tax	2	0.02	-	-	-	-	2	0.02	-	-
Adjusted net income attributable to common stockholders	**$28**	**$ 0.32**	**$ 22**	**$ 0.25**	**$ 36**	**$ 0.42**	**$77**	**$ 0.90**	**$ 74**	**$ 0.87**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 7, 2023.

(1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares. For the nine months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $93 million divided by 105.8 million shares.

Net Debt & Leverage Ratio Calculation

($ millions)	September 30, 2023	June 30, 2023	September 30, 2022
Long-term debt, net	**$ 300**	**$ 368**	**$ 338**
Plus: current portion of long-term debt	3	3	3
Long-term debt	**$ 303**	**$ 371**	**$ 341**
Less: cash	52	31	29
Net debt	**$ 251**	**$ 340**	**$ 312**

Net debt	$251	$ 340	$ 312
Trailing twelve months adjusted EBITDA	268	280	242
Leverage ratio	**0.9x**	**1.2x**	**1.3x**

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 7, 2023.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	TTM 3Q 2023	2022	2021
Net Income (loss)	$ 114	$ 75	$ (14)
Interest expense, net of tax	25	18	17
Net Operating Profit After Tax (NOPAT)	**$ 139**	**$ 93**	**$ 3**
LIFO expense, net of tax	10	50	58
NOPAT, net of LIFO	**$149**	**$ 143**	**$ 61**
Long-term debt	$ 303	$ 340	$ 297
Shareholders' equity	463	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	222	218	210
Invested Capital	**$ 1,343**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,307	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,341**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**10.6%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**11.1%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to very substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.